UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2008

SILVER STATE BANCORP

(Exact name of Registrant as Specified in Charter)

Nevada	001-33592	88-0456212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 SOUTH GREEN VALLEY PARKWAY, HENDERSON, NEVADA 89012

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (702) 433-8300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On May 21, 2008, Silver State Bancorp (Company) appointed Mike Thorell as Executive Vice President, Chief Lending Officer and Chief Credit Administrative Officer for Silver State Bank, the Company’s banking subsidiary. Mr. Thorell had been recently appointed as President of the Company’s Arizona region, a position which he will retain. Prior to that appointment, Mr. Thorell had been President of Choice Bank, the Company’s Arizona banking subsidiary. Effective April 1, 2008, Choice Bank merged into Silver State Bank, with the combined bank operating as Silver State Bank.

A copy of the press release issued by the Company on May 27, 2008 regarding the foregoing is filed as Exhibit 99.1 to this current report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following Exhibit is filed as part of this report.

Exhibit 99.1 Press Release of Silver State Bancorp dated May 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

	By:	/s/ Michael J. Threet
Michael J. Threet
Chief Financial Officer
Chief Operating Officer
Dated: May 27, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Silver State Bancorp dated May 27, 2008.